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                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of TIME WARNER INC., a Delaware corporation (the 'Corporation'), hereby constitutes and appoints RICHARD J. BRESSLER, PETER R. HAJE, JOHN A. LABARCA, GERALD M. LEVIN, PHILIP R. LOCHNER, JR. and RICHARD D. PARSONS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate form and any and all amendments to such Registration Statements (including post-effective amendments), to be filed with the
Securities and Exchange Commission in connection with the 'shelf' registration pursuant to Rule 415 under the provisions of the Securities Act of 1933, as amended, of (a) up to $2 billion aggregate initial price to the public of one or more of the following (i) debt securities, (ii) the shares of Common Stock, par value $1.00 per share ('Common Stock'), of the Corporation into which such debt securities may be convertible, (iii) rights or warrants to acquire any such debt or Common Stock and (iv) other securities of the Corporation, in any combination thereof, and (b) guarantees of up to $1 billion aggregate initial price to the public of debt securities of Time Warner Companies, Inc., with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



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     IN WITNESS WHEREOF,  each of the  undersigned has hereunto  set his or  her name as of the 21st day of November, 1996.

   (i)  Principal Executive Officer:

             /s/ Gerald M. Levin
        ...................................................
        Gerald M. Levin,
        Director, Chairman of the Board
        and Chief Executive Officer

  (ii)  Principal Financial Officer:

            /s/ Richard J. Bressler
        ...................................................
        Richard J. Bressler,
        Senior Vice President and
        Chief Financial Officer

 (iii)  Principal Accounting Officer:

            /s/ John A. LaBarca
        ...................................................
        John A. LaBarca,
        Vice President and Controller

  (iv)  Directors:

           /s/ Merv Adelson                                      /s/ Lawrence B. Buttenwieser
        ...................................................  ...................................................
        Merv Adelson,                                        Lawrence B. Buttenwieser,
        Director                                             Director

           /s/ J. Carter Bacot                                  /s/ Beverly Sills Greenough
        ...................................................  ...................................................
        J. Carter Bacot,                                     Beverly Sills Greenough,
        Director                                             Director

                                       2



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

           /s/ Carla A. Hills                                    /s/ Richard D. Parsons
        ...................................................  ...................................................
        Carla A. Hills,                                      Richard D. Parsons,
        Director                                             Director and President

          /s/ David T. Kearns                                   /s/ Donald S. Perkins
        ...................................................  ...................................................
        David T. Kearns,                                     Donald S. Perkins,
        Director                                             Director

          /s/ Reuben Mark                                       /s/ Raymond S. Troubh
        ...................................................  ...................................................
        Reuben Mark,                                         Raymond S. Troubh,
        Director                                             Director

          /s/ Michael A. Miles                                  /s/ R.E. Turner
        ...................................................  ...................................................
        Michael A. Miles,                                    R.E. Turner,
        Director                                             Director

          /s/ J. Richard Munro                                 /s/ Francis T. Vincent, Jr.
        ...................................................  ...................................................
        J. Richard Munro,                                    Francis T. Vincent, Jr.,
        Director                                             Director

                                       3



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